UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 4, 2026
Date of Report (date of earliest event reported)

NRG ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15891		41-1724239
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1301 McKinney Street	Houston	Texas	77010
(Address of Principal Executive Offices)			(Zip Code)
(713) 537-3000
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange
Common Stock, par value $0.01	NRG	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition

On August 4, 2026, NRG Energy, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2026.  A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits
Exhibits

Exhibit Number	Document
99.1	Press Release, dated August 4, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NRG Energy, Inc.
    (Registrant)

    By:    /s/ Christine A. Zoino
        Christine A. Zoino
        Corporate Secretary

Dated: August 4, 2026